UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 25, 2005

BPZ Energy, Inc.

(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-29098

33-0502730
(Commission File Number)	(I.R.S. Employer Identification No.)

580 Westlake Park Blvd., Suite 525	77079
Houston, Texas	(Zip Code)
(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 (17 CFR 240.13e-(c))

Item 7.01.               Regulation FD Disclosure.

                On October 25, 2005, BPZ Energy, Inc. issued a press release providing an update on its project timeline.  A copy of the press release dated October 25, 2005 is furnished as Exhibit 99.1 to this report.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
Exhibit 99.1	BPZ Energy, Inc. Press Release, dated October 25, 2005, and furnished with this report.

 SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ ENERGY, INC. (Registrant)

Dated: October 27, 2005	By:	/s/ Randall D. Keys
	Name:	Randall D. Keys
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	BPZ Energy, Inc. Press Release, dated October 25, 2005.